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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  April 4, 2005
                (Date of Report/Date of earliest event reported)

                            PHELPS DODGE CORPORATION
             (Exact name of registrant as specified in its charter)


NEW YORK                             001-00082                        13-1808503
(State or other jurisdiction  (Commission File Number)             (IRS Employer
of incorporation)                                            Identification No.)


                            One North Central Avenue
                           Phoenix, Arizona 85004-4414
              (Address and zip code of principal executive offices)

                                 (602) 366-8100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On April 4, 2005, Phelps Dodge Corporation ("Phelps Dodge"), Phelps Dodge Overseas Capital Corporation ("PDOCC") and Climax Molybdenum B.V. ("Climax") entered into a Registration Rights Agreement (the "Registration Rights Agreement") dated as of March 31, 2005 with Southern Peru Copper Corporation ("SPCC"), Americas Mining Corporation ("AMC"), Cerro Trading Company, Inc. ("Cerro") and SPC Investors, L.L.C. ("SPC Investors").

         The Registration Rights Agreement contemplates that SPCC will file as promptly as practicable, and in any event will use its reasonable best efforts to file by April 29, 2005 (i.e. within 20 business days from SPCC's April 1, 2005 acquisition of Minera Mexico, S.A. de C.V.), a shelf registration statement on Form S-3 (the "Registration Statement") covering the resale of all SPCC Common Stock held by Cerro, SPC Investors, PDOCC, Climax and their respective permitted transferees (collectively, the "Selling Stockholders") with the Securities and Exchange Commission (the "Commission"). In general, during the first six months following the effectiveness date of the Registration Statement (the "Initial Six-Month Period"), the Selling Stockholders will only be permitted to sell their Common Stock in SPCC through underwritten offerings sponsored by SPCC and SPCC will not be permitted to conduct primary offerings of its common stock. The price, underwriting discount and other financial terms related to the resale of SPCC Common Stock in connection with any underwritten offering conducted during the Initial Six-Month Period will be subject to the reasonable approval of each Selling Stockholder electing to participate in such underwritten offering. Subject to monthly volume-based selling restrictions, the Selling Stockholders may effect further sales of their Common Stock in SPCC during the six-month period following the end of the Initial Six-Month Period, but SPCC will not be obligated to sponsor any underwritten offerings in connection with such further sales.

         Pursuant to the Registration Rights Agreement, AMC, Cerro, SPC Investors, PDOCC and Climax also agreed to convert on the effectiveness date of the Registration Statement all of their Class A Common Stock, in accordance with SPCC's Restated Certificate of Incorporation, into an equal number of fully paid and non-assessable shares of SPCC's Common Stock.

         PDOCC and Climax are both wholly-owned subsidiaries of Phelps Dodge. PDOCC currently owns 8,963,796 shares of Class A Common Stock of SPCC, and Climax owns 2,210,000 shares of Class A Common Stock of SPCC.

         The foregoing is qualified in its entirety by reference to the Registration Rights Agreement which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits


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Exhibit 10.1        Registration Rights Agreement,  dated as of March 31, 2005, made and entered into by and between Cerro Trading Company, Inc., SPC Investors, L.L.C., Phelps Dodge Corporation, Phelps Dodge Overseas Capital Corporation, Climax Molybdenum B.V., Southern Peru Copper Corporation and Americas Mining Corporation


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PHELPS DODGE CORPORATION
                                 (Registrant)


                                 By:   /s/ S. David Colton
                                     -------------------------------
                                       Name: S. David Colton
                                       Title:  Senior Vice President and General
                                               Counsel

                                 Date:  April 8, 2005


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